EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Smartpay Express, Inc. (the "Company") for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Smartpay Express Inc.

Date: November 14, 2008	By	/s/ Benny Lee
Benny Lee
Chairman, Chief Executive Officer and Chief Financial Officer